UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported) April 17, 2015

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 8.01 Other Events

Sinclair Broadcast Group, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to provide updated pro forma financial statements to include the results of operations of Perpetual Corporation and the equity interest of Charleston Television, LLC (collectively the “Allbritton Companies” or “Combined Perpetual Corporation”) for the year ended December 31, 2014. The Company reported the completion of its acquisition of the Allbritton Companies in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2014. The Company provided the financial statements and pro forma financial information related to the Allbritton Companies acquisition as required under Item 9.01 in Amendment No. 1 on Form 8-K/A filed with the Securities and Exchange Commission on October 16, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Senior Vice President / Chief Accounting Officer
Dated: April 17, 2015